Exhibit 99.1

Steve Jurvetson, a Renowned Silicon Valley Investor, Joins TMC’s Board of Directors as Vice Chairman and Special Advisor to the CEO

•	Mr. Jurvetson is a legendary investor focused on founder-led, mission-driven companies at the cutting edge of disruptive technology and new industry formation. His investments include pioneering technology companies like Tesla, Planet Labs, SpaceX and Commonwealth Fusion Systems, and represent over $800 billion in aggregate value creation
•	He joins TMC’s Board to help the company transition into commercial production as global policymakers increasingly focus on the potential of deep-seafloor nodules to strengthen domestic supply chains for critical metals that underpin energy transition and national security

NEW YORK, April 10, 2024 — TMC the metals company Inc. (Nasdaq: TMC) (“TMC” or “the Company”), an explorer of lower-impact battery metals from seafloor polymetallic nodules, today announced the appointment of Steve Jurvetson to its Board of Directors as Vice Chairman and engagement as a Special Advisor to the CEO.

For over 25 years, Mr. Jurvetson has been known for his early-stage venture investments in some of the world’s most impactful technology companies. As Co-founder and Managing Director of Draper Fisher Jurvetson, he led the VC firm’s founding investments in several companies that had successful IPOs (e.g., Tesla, Planet Labs, D-Wave) and others that were acquired (e.g., Skype, Nervana, Hotmail), representing $800 billion of aggregate value creation. In 2018, Mr. Jurvetson co-founded Future Ventures to focus on trailblazing, purpose-driven entrepreneurs with unique ideas that have the potential to reinvent entire industries—from nuclear fusion and space exploration to sustainable energy and AI.

As a former long-standing board member of Tesla and a current board member of SpaceX, Mr. Jurvetson brings a wealth of experience in helping companies navigate through high-uncertainty industry startup phase and transition to global scale and industry leadership. At TMC, he will help guide the company through its next phase of growth as it seeks to harness the potential of deep-sea polymetallic nodules for the energy transition and wider global development.

Gerard Barron, Chairman and CEO of TMC, stated: “Steve Jurvetson is not just a legendary investor but a visionary with wide and deep-ranging curiosity. Whether it’s the world of bits or atoms, Steve has the uncanny ability to quickly get to simplicity on the other side of complexity. He’s played a pivotal role in the growth of some of the greatest companies of our time and I am personally excited about the prospect of benefiting from his counsel on our challenging journey. I am proud to count him both as a supporter of our mission and an existing TMC shareholder, and I look forward to his contributions as a board director and strategic advisor.

With the increasing volume of scientific data at our disposal, it is imperative that we elevate the discourse on deep-seafloor metals. Like the adoption of electric vehicles, development of nuclear fusion and low-cost access to space, the utilization of deep-seafloor minerals is inevitable. As the world focuses on securing critical metals with the lightest planetary touch, we believe polymetallic nodules from the abyssal plains are clearly a viable option.”

New TMC Board Director Steve Jurvetson commented, “I’m excited to join TMC’s board at this inflection point in society’s transition to cleaner sources of energy. As I recently posted on X, it appears that the collection of deep-seafloor nodules to acquire nickel, cobalt, copper and manganese is the most environmentally benign option on Earth, especially when compared to leveling rainforests, causing devastation to human communities and some of our planet’s most valuable ecosystems. Abyssal plains cover over 50% of Earth’s surface, and collecting loose-lying nodules with robotic vehicles strikes me as a game-changer. I look forward to working with TMC to execute its forward-looking mission and maximize value to shareholders and stakeholders.”

About The Metals Company

The Metals Company is an explorer of lower-impact battery metals from seafloor polymetallic nodules, on a dual mission: (1) supply metals for the global energy transition with the least possible negative impacts on planet and people and (2) trace, recover and recycle the metals we supply to help create a metals commons that can be used in perpetuity. The Company through its subsidiaries holds exploration and commercial rights to three polymetallic nodule contract areas in the Clarion Clipperton Zone of the Pacific Ocean regulated by the International Seabed Authority and sponsored by the governments of Nauru, Kiribati and the Kingdom of Tonga. More information is available at www.metals.co.

Contacts

Media | media@metals.co

Investors | investors@metals.co

Forward Looking Statements

This press release contains “forward-looking” statements and information within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “aims,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “may,” “plans,” “possible,” “potential,” “will” and variations of these words or similar expressions, although not all forward-looking statements contain these words. Forward-looking statements in this press release include, but are not limited to, statements with respect to Mr. Jurvetson’s ability to contribute to the Company’s growth and commercialization of its business, the increasing adoption of electric vehicles and alternative energy resources, the increasing focus of industry stakeholders in securing critical metals, the potential of deep-sea polymetallic nodules for the energy transition and wider global development, and the ability of the Company to effectively and efficiently collect, process and transport lower-impact battery metals from seafloor polymetallic nodules. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including, among other things: the Company’s strategies and future financial performance; the ISA's ability to timely adopt the Mining Code and/or willingness to review and/or approve a plan of work for exploitation under the United Nations Convention on the Laws of the Sea (UNCLOS); the Company’s ability to obtain exploitation contracts or approved plans of work for exploitation for its areas in the Clarion Clipperton Zone; regulatory uncertainties and the impact of government regulation and political instability on the Company’s resource activities; changes to any of the laws, rules, regulations or policies to which the Company is subject, including the terms of the final Mining Code, if any, adopted by ISA and the potential timing thereof; the impact of extensive and costly environmental requirements on the Company’s operations; environmental liabilities; the impact of polymetallic nodule collection on biodiversity in the Clarion Clipperton Zone and recovery rates of impacted ecosystems; the Company’s ability to develop minerals in sufficient grade or quantities to justify commercial operations; the lack of development of seafloor polymetallic nodule deposit; the Company’s ability to successfully enter into binding agreements with Allseas Group S.A. and other parties in which it is in discussions, if any; uncertainty in the estimates for mineral resource calculations from certain contract areas and for the grade and quality of polymetallic nodule deposits; risks associated with natural hazards; uncertainty with respect to the specialized treatment and processing of polymetallic nodules that the Company may recover; risks associated with collective, development and processing operations, including with respect to the development of onshore processing capabilities and capacity and Allseas Group S.A.’s expected development efforts with respect to the Project Zero offshore system; the Company’s dependence on Allseas Group S.A.; fluctuations in transportation costs; fluctuations in metals prices; testing and manufacturing of equipment; risks associated with the Company’s limited operating history, limited cash resources and need for additional financing; risks associated with the Company’s intellectual property; Low Carbon Royalties’ limited operating history and other risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, that are described in greater detail in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (SEC), including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on March 25, 2024. Any forward-looking statements contained in this press release speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements contained herein, whether because of any new information, future events, changed circumstances or otherwise, except as otherwise required by law.